CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Shawn K. Young, President & Treasurer of The Kelmoore Strategy(R) Variable Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

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Date:    AUGUST 25, 2003          /S/ SHAWN K. YOUNG
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                                  Shawn K. Young, President & Treasurer
                                  (principal executive and principal financial officer)
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